UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

First Albany Companies Inc.

(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-14140 (Commission File Number)	22-2655804 (IRS Employer Identification No.)

677 Broadway, Albany, New York 12207

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (518) 447-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2007, Gordon J. Fox voluntarily resigned his employment with First Albany Companies Inc. (the “Company”) as Executive Managing Director. Mr. Fox also served as Executive Managing Director and Chief Operations Officer of the Company’s wholly owned subsidiary, First Albany Capital Inc. The Company does not currently intend to replace Mr. Fox, but instead has distributed his duties and responsibilities among other employees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

By: /s/ C. Brian Coad

Name: C. Brian Coad

Title: CFO

Date: February 23, 2007